UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018 (May 23, 2018)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 S. Figueroa Street, Suite 1888, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2018, RBB Bancorp, or the Company, held its 2018 Annual Meeting of Shareholders, which is referred to as the Annual Meeting.  As described in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved an amendment to Section 3.2 of the Company’s bylaws to provide that the number of directors of the Company may be no less than eight (8) and no more than fifteen (15).

The description of the amendment to the Company’s bylaws is qualified in its entirety by reference to the full text of the Bylaws of RBB Bancorp, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the five items that were voted on at Annual Meeting and the shareholder votes on each such matter, as certified by the Annual Meeting inspector of election.  Each of the items below is described in further detail in the definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Commission on April 23, 2018 (the “Definitive Proxy Statement”).  Other than the five items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action.  Each of the five items that were voted on at the Annual Meeting was approved by the Company’s shareholders.

On the record date for the Annual Meeting, there were 16,288,928 shares of Company common stock issued, outstanding and entitled to vote.  Shareholders holding 13,902,708 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1:  All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
Wendell Chen	13,859,476	21,137	22,095
Peter M. Chang	13,859,476	21,137	22,095
James Kao	13,859,476	21,137	22,095
Pei-Chin (Peggy) Huang	13,859,476	21,137	22,095
Chie-Min Christopher Koo	13,627,447	253,166	22,095
Ruey Chyr Kao	13,853,980	26,633	22,095
Christopher Lin	13,627,447	253,166	22,095
Ko-Yen Lin	13,000,948	879,665	22,095
Paul Lin	13,617,547	263,066	22,095
Feng (Richard) Lin	13,859,476	21,137	22,095
Yee Phong (Alan) Thian	13,855,087	25,526	22,095
Catherine Thian	13,859,476	21,137	22,095

Proposal 2:  The proposal to amend the Company’s bylaws to increase the range of the Board of Directors from a minimum of seven (7) to eight (8) and to a maximum of twelve (12) to fifteen (15) was approved, having the following votes:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
13,854,888	11,046	14,679	22,095

Proposal 3:  The compensation of the Company’s “named executive officers” (as defined in the Definitive Proxy Statement) was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
13,852,878	8,630	19,105	22,095

Proposal 4:  Future advisory votes to be conducted on an annual basis regarding the named executive officers’ compensation was approved, on a non-binding advisory basis, having received the following votes:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
13,729,973	23,924	109,734	16,982

Proposal 5:  The appointment of Vavrinek, Trine, Day & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, having received the following votes:

FOR	AGAINST	ABSTENTIONS
13,888,004	25	14,679

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

Exhibit No.	Description
3.1	Bylaws of RBB Bancorp, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2018	RBB BANCORP

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Executive Vice President
and Chief Financial Officer

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